UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004



                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                             001-32181           13-3692801
--------                             ---------           ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
incorporation or organization)       Number)             Identification Number)

           388 Greenwich Street, New York, New York                10013
           ---------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)
           Registrant's telephone number including area code (212) 816-7496.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Section 8 -  Other Events

Item 8.01 Other Events.

     On October 1, 2004, Certificateholders of the TIERS Inflation-Linked Trust Certificates, Series WYE 2004-21 were paid interest for the period from September 1, 2004 to but not including October 1, 2004 at a rate of 5.942%, which represents an overpayment of $18,280.33 (or $0.677049 per $1,000 Certificate). The correct interest rate for the Certificates for the period from September 1, 2004 to but not including October 1, 2004 was 5.116%, and the correct amount of interest payable to the Certificateholders on October 1, 2004 expressed as a dollar amount per $1,000 Certificate was $4.193443. Structured Products Corp. will not make a claim through The Depository Trust Company for return of such overpayment.


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



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          By: /s/ Mark C. Graham
                                          ________________________________
                                          Name:   Mark C. Graham
                                          Title:  Authorized Signatory
















November 8, 2004




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